UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 8, 2011

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8951	84-0622967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

(Address of Principal Executive Offices)

(303) 773-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On June 8, 2011, M.D.C. Holdings, Inc. (the “Company”) announced that it has commenced a cash tender offer for up to $250 million in aggregate principal amount of its 5.50% Senior Notes due 2013 and its 7.00% Senior Notes due 2012. A copy of the press release dated June 8, 2011 related to the announcement of the tender offer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated June 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: June 8, 2011	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 8, 2011.